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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event report): February 11, 1998


                       PINNACLE FINANCIAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)

                 Michigan            0-17937        38-2671129
        (State of Incorporation) (Commission File No.)    (IRS Employer
                              Identification No.)

               830 Pleasant Street, St., Joseph, Michigan  49085
              (Address of principal executive offices)     (Zip Code)

     Registrant's telephone number, including area code:    (616) 983-6311

                                Not Applicable
         (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS

Effective as of August 1, 1997, Indiana Federal Corporation, a Delaware corporation ("IFC"), and CB Bancorp, Inc., a Delaware corporation ("CB"), were merged with and into Pinnacle Financial Services, Inc., a Michigan corporation ("Pinnacle"), with Pinnacle being the surviving corporation. Coincident with those mergers, Indiana Federal Bank for Savings, a subsidiary of IFC, and Community Bank, a Federal Savings Bank, a subsidiary of CB, were merged with and into Pinnacle Bank, a subsidiary of Pinnacle, with Pinnacle Bank being the surviving corporation. Attached to this Form 8-K as Exhibit
99.1 are certain restated audited consolidated financial statements of Pinnacle, and the accompanying notes thereto, with each of said financial statements giving retroactive effect to the foregoing mergers to the beginning of the periods reported in said financial statements, respectively.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits


       Exhibit Reference
          Number                              Exhibit Description
       ------------------                     --------------------

          23.1                    Consent of KPMG Peat Marwick LLP*

          23.2                    Consent of Ernst & Young LLP*

          23.3                    Consent of Crowe, Chizek and Company LLP*

          99.1 Restated Audited Consolidated Financial Statements of Pinnacle Financial Services, Inc. for the years ended December 31, 1996, 1995 and 1994*

__________________________________
*Filed herewith


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PINNACLE FINANCIAL SERVICES, INC.



Date: February 11, 1998             By: /s/ David W. Kolhagen
                                        -----------------------------------
                                             David W. Kolhagen
                                        Its: Senior Vice President
                                             and Chief Financial Officer